UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement

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☑ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Kayne Anderson Midstream/Energy Fund, Inc. (NYSE: KMF)

Kayne Anderson Energy Development Company (NYSE: KED)

May 14, 2015

Dear Fellow Stockholder:

You are cordially invited to attend the combined 2015 Annual Meeting of Stockholders of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”) to be held on:

June 25, 2015

8:00 a.m. Central Time

Kayne Anderson

811 Main Street, 14th Floor

Houston, TX 77002

For the purposes of these proxy materials, KMF and KED will each be referred to as a “Company” and collectively as the “Companies.” For each Company, the matters scheduled for consideration at the meeting are (i) the election of two directors of the Company and (ii) the ratification of the selection of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for 2015.

Enclosed with this letter are (i) answers to questions you may have about the proposals, (ii) the formal notice of the meeting, (iii) the proxy statement, which gives detailed information about the proposals and why the Board of Directors recommends that you vote to approve them, and (iv) an actual written proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-877-657-3863.

Your vote is important. Please complete, sign, and date the enclosed proxy card and return it in the enclosed envelope. This will ensure that your vote is counted, even if you cannot attend the meeting in person.

Sincerely,

Kevin S. McCarthy

Chairman of the Board of Directors,

CEO and President of KMF and KED

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.  WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.	This proxy contains the following proposals:

•

Proposal One (KMF only) — For KMF, the election of two Class II Directors to serve until the Company’s 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors currently serving in Class II are Barry R. Pearl and William L. Thacker. Their current terms will expire at the Company’s 2015 Annual Meeting of Stockholders and the Company’s Board of Directors has nominated them for re-election at the meeting.

The election of Mr. Thacker requires the affirmative vote of the holders of a majority of the KMF’s Preferred Stock outstanding as of May 8, 2015 (the “Record Date”).

The election of Mr. Pearl requires the affirmative vote of the holders of a majority of the KMF’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class.

•

Proposal Two (KED only) — For KED, the election of two Class III Directors to serve until the Company’s 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified. The directors currently serving in Class III are Kevin S. McCarthy and William L. Thacker. Their current terms will expire at the Company’s 2015 Annual Meeting of Stockholders and the Company’s Board of Directors has nominated them for re-election at the meeting.

The elections of Messrs. McCarthy and Thacker each requires the affirmative vote of the holders of a majority of the KED’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class.

•

Proposal Three (Both KMF and KED) — For each Company, the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for its fiscal year ending November 30, 2015. For each Company, approval of Proposal Three requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class.

Q.  HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.  HOW CAN I VOTE?

A.

If your shares are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to vote your shares. If you are a stockholder of record, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. Stockholders of record or their duly authorized proxies also may vote in person if able to attend the meeting. However, even if you plan to attend the meeting, we urge you to return your proxy card. That will ensure that your vote is cast should your plans change.

Q.  CAN I VIEW THE PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

A.	Yes. The proxy statement and Annual Report for each Company are available on the Internet at
www.kaynefunds.com/kmf/sec-filings for KMF and at www.kaynefunds.com/ked/sec-filings for KED.

This information summarizes information that is included in more detail in the proxy statement. We urge you to read the proxy statement carefully.

If you have questions, call 1-877-657-3863.

Kayne Anderson Midstream/Energy Fund, Inc.

Kayne Anderson Energy Development Company

NOTICE OF 2015 ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Kayne Anderson Midstream Energy Fund, Inc. Kayne Anderson Energy Development Company

NOTICE IS HEREBY GIVEN that the combined 2015 Annual Meeting of Stockholders of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”), each a Maryland corporation, will be held on June 25, 2015 at 8:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 to consider and vote on the following matters as more fully described in the accompanying proxy statement. For the purposes of these proxy materials, KMF and KED will each be referred to as a “Company” and collectively as the “Companies.”

Below are the proposals:

1.	For KMF: To elect two Class II Directors of the Company, such directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

2.	For KED: To elect two Class III Directors of the Company, such directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified;

3.	For both KMF and KED: To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2015;

4.	For both KMF and KED: To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.

Stockholders of record of each Company as of the close of business on May 8, 2015 are entitled to notice of and to vote at the combined 2015 Annual Meeting of Stockholders (or any adjournment or postponement of the meeting thereof).

By Order of the Boards of Directors of the Companies,

David J. Shladovsky

Secretary

May 14, 2015

Houston, Texas

Kayne Anderson Midstream/Energy Fund, Inc.

Kayne Anderson Energy Development Company

811 Main Street, 14th Floor

Houston, TX 77002

1-877-657-3863

COMBINED PROXY STATEMENT

2015 ANNUAL MEETING OF STOCKHOLDERS

JUNE 25, 2015

This combined proxy statement is being sent to you by the Boards of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) and Kayne Anderson Energy Development Company (“KED”), each a Maryland corporation. For the purposes of this proxy statement, KMF and KED will each be referred to as a “Company” and collectively as the “Companies.” The Board of Directors of each Company is asking you to complete, sign, date and return the enclosed proxy card, permitting your votes to be cast at the 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on:

June 25, 2015

8:00 a.m. Central Time

Kayne Anderson

811 Main Street, 14th Floor

Houston, TX 77002

Stockholders of record of each Company at the close of business on May 8, 2015 (the “Record Date”) are entitled to vote at the Annual Meeting. As a stockholder of a Company, you are entitled to one vote for each share of Common Stock of that Company and one vote for each share of Preferred Stock of that Company you hold on each matter on which holders of such shares are entitled to vote. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about May 21, 2015.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2015 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2015: You should have received a copy of the Annual Report for the fiscal year ended November 30, 2014 for each Company in which you own either Common or Preferred Stock. If you would like another copy of the Annual Report, please write us at the address shown at the top of this page or call us at 1-877-657-3863. The Annual Report will be sent to you without charge. This proxy statement and our Annual Reports can be accessed on our website at www.kaynefunds.com/kmf/sec-filings for KMF and at www.kaynefunds.com/ked/sec-filings for KED or on the website of the Securities and Exchange Commission (the “SEC”) at www.sec.gov.

KA Fund Advisors, LLC (“KAFA”), a subsidiary of Kayne Anderson Capital Advisors, L.P. (“KACALP” and together with KAFA, “Kayne Anderson”), externally manages and advises each Company pursuant to an investment management agreement. KAFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. Kayne Anderson is a leading investor in both public and private energy companies. At March 31, 2015, Kayne Anderson managed approximately $28 billion, including $23 billion in securities of energy companies. Kayne Anderson may be contacted at the address listed above.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the stockholders of the Company whose votes are being solicited with respect to each proposal. Please refer to the discussion of each proposal in this proxy statement for information regarding votes required for the approval of each proposal.

Fund	Proposals	Who votes on the proposals?
KMF	1. To elect two Class II Directors of the Company, such directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified.	(i) The holders of KMF’s Preferred Stock on the election of William L. Thacker as a Class II Director, and (ii) the holders of KMF’s Common Stock and Preferred Stock, voting together as a single class, on the election of Barry R. Pearl as a Class II Director.

KED	2. To elect two Class III Directors of the Company, such directors to hold office until the 2018 Annual Meeting of Stockholders and until their successors are duly elected and qualified.	The holders of KED’s Common Stock and Preferred Stock, voting together as a single class.

KMF& KED	3. To ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending November 30, 2015.	For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class.

KMF& KED	4. To transact any other business that may properly come before the meeting or any adjournment or postponement thereof.	For each Company, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class.

PROPOSAL ONE

ELECTION OF DIRECTORS FOR KMF

Under KMF’s charter, the Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III) of approximately equal size. The Board currently has five directors as follows:

Class	Term*	Directors	Elected By
			Common Stockholders	Preferred Stockholders
I	3-year term until 2017	Kevin S. McCarthy	X	X

II	3-year term until 2015	Barry R. Pearl William L. Thacker	X	X X

III	Partial term until 2016	William R. Cordes Albert L. Richey	X	X X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The directors whose terms are expiring at this year’s Annual Meeting are the Class II directors, Barry R. Pearl and William L. Thacker. The Board has nominated them for re-election at the Annual Meeting, to serve for terms of three years (until the 2018 Annual Meeting of Stockholders) and until their successors have been duly elected and qualified.

Pursuant to the terms of the Company’s mandatory redeemable preferred stock (the “Preferred Stock”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). The Board has designated William L. Thacker and Albert L. Richey as the Preferred Directors. The terms of the Preferred Stock further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class. Of those designated as Preferred Directors, William L. Thacker is the sole Preferred Director whose term is expiring at this year’s Annual Meeting.

Therefore, (i) the holders of the Company’s Preferred Stock are being asked to vote for Mr. Thacker as a Class II Director of the Company, and (ii) the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Mr. Pearl as a Class II Director of the Company.

The Board knows of no reason why the nominees listed below will be unable to serve, and the nominees have consented to serve if elected. If a nominee is unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Messrs. Pearl and Thacker as the Company’s directors.

The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 811 Main Street, 14th Floor, Houston, TX 77002.

All the directors listed above currently serve on the Board of Directors of Kayne Anderson Energy Development Company (“KED”), and Mr. McCarthy also serves on the Board of Directors of Kayne

Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). KYN, KYE, KMF and KED are closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are advised by KAFA.

The directors who are not “interested persons,” as defined in the 1940 Act, of the Company, of Kayne Anderson or of the Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act are referred to herein as “Independent Directors.” None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates.

The Board of Directors has adopted a mandatory retirement policy. No director may be nominated or stand for re-election if that director would have his or her 72nd birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 72 during such three-year term.

For information regarding the Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEES FOR DIRECTOR WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Barry R. Pearl (born 1949)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders). Served since inception.	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2

Current:

•   KED

•   Targa Resources Partners LP (midstream MLP)

•   Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

•   Peregrine Midstream Partners LLC (natural gas storage MLP)

•   Seaspan Corporation (containership chartering)

•   TEPPCO Partners, L.P. (midstream MLP)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William L. Thacker (born 1945)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders). Served since inception.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2

Current:

•   KED

•   QEP Resources, Inc. (oil and gas exploration and production company)

Prior:

•   Copano Energy, L.L.C. (midstream MLP)

•   Pacific Energy Partners, L.P. (midstream MLP)

•   GenOn Energy, Inc. (electricity generation and sales)

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders). Served since inception.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KED • Boardwalk Pipeline Partners, LP (pipeline MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)
Albert L. Richey (born 1949)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders). Served since inception.	Senior Vice President Finance and Treasurer of Anadarko Petroleum Corporation since January 2013; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	• KED • Boys & Girls Clubs of Houston • Boy Scouts of America

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.

REMAINING DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2017 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYN

•   KYE

•   KED

•   Emerge Energy Services LP
(frac sand MLP)

•   Range Resources Corporation (oil and gas exploration and production company)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (shipping MLP)

•   ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.
(2)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

PROPOSAL TWO

ELECTION OF DIRECTORS FOR KED

Under KED’s charter, the Board of Directors (the “Board”) is divided into three classes (Class I, Class II and Class III) of approximately equal size. The Board currently has seven directors as follows:

Class	Term*	Directors	Elected By
			Common Stockholders	Preferred Stockholders
I	3-year term until 2016	Albert L. Richey James C. Baker	X	X X

II	3-year term until 2017	William R. Cordes Terry A. Hart Barry R. Pearl	X X	X X X

III	3-year term until 2015	Kevin S. McCarthy William L. Thacker	X X	X X

*	Each director serves a three-year term until the Annual Meeting of Stockholders for the designated year and until his or her successor has been duly elected and qualified.

The directors whose terms are expiring at this year’s Annual Meeting are the Class III directors, Kevin S. McCarthy and William L. Thacker. The Company’s Board of Directors has nominated them to stand for re-election at the Annual Meeting, to serve for a term of three years (until the 2018 Annual Meeting of Stockholders) and until their successors have been duly elected and qualified.

Pursuant to the terms of the Company’s mandatory redeemable preferred stock (the “Preferred Stock”), the holders of Preferred Stock are entitled as a class, to the exclusion of the holders of the Company’s common stock, $0.001 par value per share (the “Common Stock”), to elect two directors of the Company (the “Preferred Directors”). The Board of Directors has designated James C. Baker and Terry A. Hart as the Preferred Directors. The terms of the Preferred Stock for the Company further provide that the remaining nominees shall be elected by holders of Common Stock and Preferred Stock voting together as a single class.

Therefore, the holders of the Company’s Common Stock and Preferred Stock, voting together as a single class, are being asked to vote for Messrs. McCarthy and Thacker as Class III Directors of the Company.

The Board knows of no reason why the nominees listed below will be unable to serve, and the nominees have consented to serve if elected. If the nominees are unable to serve or for good cause will not serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Board. The persons named as proxies on the accompanying proxy card intend to vote at the Annual Meeting (unless otherwise directed) FOR the election of Messrs. McCarthy and Thacker as the Company’s directors.

The following tables set forth each nominee’s and each remaining director’s name and year of birth; position(s) with the Company and length of time served; principal occupations during the past five years; and other directorships held during the past five years. The address for the nominees and directors is 811 Main Street, 14th Floor, Houston, TX 77002.

All the directors and nominees discussed above except Mr. Baker and Mr. Hart currently serve on the Board of Directors of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”), and Mr. McCarthy also serves on the Board of Directors of Kayne Anderson MLP Investment Company (“KYN”) and Kayne Anderson Energy Total Return Fund, Inc. (“KYE”). KYN, KYE, KMF and KED are closed-end investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) that are advised by KAFA.

The directors who are not “interested persons,” as defined in the 1940 Act, of the Company, Kayne Anderson or the Company’s underwriters in offerings of its securities from time to time as defined in the 1940 Act are referred to herein as “Independent Directors.” None of the Independent Directors nor any of their immediate family members, has ever been a director, officer or employee of Kayne Anderson or its affiliates.

The Board of Directors has adopted a mandatory retirement policy. No director may be nominated or stand for re-election if that director would have his or her 72nd birthday before the stockholders’ meeting at which that director would be elected. Once elected, a director may complete his or her term even if that director turns 72 during such three-year term.

For information regarding the Company’s executive officers and their compensation, please refer to “Information About Executive Officers” and “Compensation Discussion and Analysis” below.

NOMINEE FOR DIRECTOR WHO IS NOT AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with the Company, Proposed Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William L. Thacker (born 1945)	Director. 3-year term (until the 2015 Annual Meeting of Stockholders). Served since 2006.	Chairman of the Board of Directors of Copano Energy, L.L.C. from 2009 to 2013. Retired from the Board of TEPPCO in May 2002 after serving as Chairman from March 1997 to May 2002; Chief Executive Officer from January 1994 to May 2002; and President, Chief Operating Officer and Director from September 1992 to January 1994.	2

Current:

•   KMF

•   QEP Resources, Inc. (oil and gas exploration and production company)

Prior:

•   Copano Energy, L.L.C. (midstream MLP)

•   Pacific Energy Partners, L.P. (midstream MLP)

•   GenOn Energy, Inc. (electricity generation and sales)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.

NOMINEE FOR DIRECTOR WHO IS AN INTERESTED PERSON

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
Kevin S. McCarthy(2) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004, KYE inception in 2005, KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYN

•   KYE

•   KMF

•   Emerge Energy Services LP (frac sand MLP)

•   Range Resources Corporation (oil and gas exploration and production company)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (shipping MLP)

•   ProPetro Services, Inc. (oilfield services)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.
(2)	Mr. McCarthy is an “interested person” of the Company by virtue of his employment relationship with Kayne Anderson.

REMAINING DIRECTORS WHO ARE NOT INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
William R. Cordes (born 1948)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders). Served since 2008.	Retired from Northern Border Pipeline Company in March 2007 after serving as President from October 2000 to March 2007. Chief Executive Officer of Northern Border Partners, L.P. from October 2000 to April 2006. President of Northern Natural Gas Company from 1993 to 2000. President of Transwestern Pipeline Company from 1996 to 2000.	2	Current: • KMF • Boardwalk Pipeline Partners, LP (pipeline MLP) Prior: • Northern Border Partners, L.P. (midstream MLP)

Barry R. Pearl (born 1949)	Director. 3-year term (until the 2017 Annual Meeting of Stockholders). Served since 2006.	Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), since February 2007. Provided management consulting services from January 2006 to February 2007. President of Texas Eastern Products Pipeline Company, LLC (“TEPPCO”) (the general partner of TEPPCO Partners, L.P.) from February 2001 to December 2005. Chief Executive Officer and director of TEPPCO from May 2002 to December 2005; and Chief Operating Officer from February 2001 to May 2002.	2

Current:

•   KMF

•   Targa Resources Partners LP (midstream MLP)

•   Magellan Midstream Partners, L.P. (midstream MLP)

Prior:

•   Peregrine Midstream Partners LLC (natural gas storage MLP)

•   Seaspan Corporation (containership chartering)

•   TEPPCO Partners, L.P. (midstream MLP)

Albert L. Richey (born 1949)	Director. 3-year term (until the 2016 Annual Meeting of Stockholders). Served since 2006.	Senior Vice President Finance and Treasurer of Anadarko Petroleum Corporation since January 2013; Vice President, Special Projects from January 2009 to December 2012; Vice President of Corporate Development from 2006 to December 2008; Vice President and Treasurer from 1995 to 2005; and Treasurer from 1987 to 1995.	2	• KMF • Boys & Girls Clubs of Houston • Boy Scouts of America

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.

REMAINING DIRECTORS WHO ARE INTERESTED PERSONS

Name (Year Born)	Position(s) Held with the Company, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex(1) Overseen by Director	Other Directorships Held by Director During Past Five Years
James C. Baker(2) (born 1972)	Director and Executive Vice President. Elected annually as an officer. Served as Executive Vice President since June 2008. 3-year term as director (until the 2016 Annual Meeting of Stockholders, served since 2013).	Senior Managing Director of KACALP and KAFA since February 2008, and Managing Director of KACALP and KAFA from December 2004 and 2006, respectively, to February 2008. Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	1	Prior: • K-Sea Transportation Partners LP (marine transportation MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)

Terry A. Hart(2) (born 1969)	Director, Chief Financial Officer and Treasurer. Elected annually as an officer since inception. 3-year term as director (until the 2017 Annual Meeting of Stockholders, served since 2015).	Chief Financial Officer and Treasurer of KYN and KYE since December 2005 and KMF and KED since inception. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	1	Current: • The Source for Women (not-for-profit organization)

(1)	The 1940 Act requires the term “Fund Complex” to be defined to include closed-end funds advised by the Company’s investment adviser, KAFA, and included KYN, KYE, KMF and KED.
(2)	Mr. Baker and Mr. Hart are “interested persons” of the Company by virtue of their employment relationship with Kayne Anderson.

DIRECTOR COMPENSATION

For each Company, directors and officers who are “interested persons” by virtue of their employment by Kayne Anderson, including all executive officers, serve without any compensation from the Company. For each Company, for the fiscal year ended November 30, 2014:

Prior to December 1, 2014, directors were compensated as follows:

•

For KMF, each Independent Director received a $32,000 annual retainer for serving as a director. For KED, each Independent Director received a $58,000 annual retainer for serving as a director. The Independent Directors, voting separately, have authority to set their compensation.

•	For each Company, the chairperson of the Audit Committee will receive additional compensation of $7,500 annually.

•	In addition, each Independent Director received fees for attending meetings of the Board and its Committees on which such Independent Directors served, as follows:

•	$2,500 per Board meeting in person or $2,000 per Board meeting via telephone;

•	$1,500 for each special Board meeting attended via telephone;

•	$1,500 per Audit Committee meeting (in person or via telephone) that is more than fifteen minutes in length; and

•	$500 per other committee meeting (in person or via telephone) that is more than fifteen minutes in length.

•	The Independent Directors were reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and its committees.

Effective December 1, 2014, the above compensation structure was amended as follows:

•

Each Independent Director who serves on the Board of Directors of both KMF and KED will receive an annual retainer of $105,000 for his or her service on both boards. KMF and KED will each pay a pro rata portion of this retainer quarterly based on their total assets for the quarter. As of February 28, 2015, 72% and 28% of the quarterly retainer was allocated to KMF and KED, respectively.

•	Compensation for the Audit Committee chairperson, fees for all other committee meetings and expense reimbursement remain the same as detailed above.

The following table sets forth the compensation paid by each Company during the fiscal year ended November 30, 2014 to the Independent Directors. No compensation is paid to directors who are “interested persons.” Neither Company has a retirement or pension plan or any compensation plan under which the Company’s equity securities were authorized for issuance.

Director Compensation Table

Name	KMF	KED	Total Compensation from the Fund Complex
Independent Directors
William R. Cordes	$53,000	$79,000	$132,000
Barry R. Pearl	47,500	71,500	119,000
Albert L. Richey	48,000	73,500	121,500
William L. Thacker	47,500	73,500	121,000

Interested Directors
Kevin S. McCarthy	None	None	None
James C. Baker(1)	na	None	None
Terry A. Hart(1)	na	None	None

(1)	Mr. Baker and Mr. Hart are Interested Directors of KED only, not KMF.

COMMITTEES OF THE BOARD OF DIRECTORS

Each Company’s Board currently has three standing committees: the Audit Committee, the Valuation Committee and the Nominating Committee. The table below shows the directors serving on the committees, and the following committee descriptions apply to both Companies.

	KMF			KED
	Audit	Valuation	Nominating	Audit	Valuation	Nominating
Independent Directors
William R. Cordes(1)	X	X	X	X	X	X
Barry R. Pearl	X	X	X	—	X	X
Albert L. Richey	X	X	X	X	X	X
William L. Thacker	X	X	X	X	X	X

Interested Directors
Kevin S. McCarthy	—	X	—	—	X	—
James C. Baker(2)	na	na	na	—	—	—
Terry A. Hart(2)	na	na	na	—	—	—

(1)	Chairman of the Audit Committee and Audit Committee financial expert
(2)	Mr. Baker and Mr. Hart are Directors of KED only, not KMF.

•

Audit Committee.    The Audit Committee operates under a written charter (the “Audit Committee Charter”), which was adopted and approved by the Board and established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “1934 Act”). The Audit Committee Charter conforms to the applicable listing standards of the New York Stock Exchange (the “NYSE”). The Audit Committee Charter is available on the Companies’ website (www.kaynefunds.com). The Audit Committee, among others, approves and recommends to the Board the election, retention or termination of the Company’s independent auditors; approves services to be rendered by such auditors; monitors and evaluates each auditors’ performance; reviews the results of the Company’s audit; determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; monitors the accounting and reporting policies and procedures of the Company and the Company’s compliance with regulatory requirements; and responds to other matters as outlined in the Audit Committee Charter. Each Audit Committee member is “independent” under the applicable NYSE listing standard.

•

Valuation Committee.    The Valuation Committee is responsible for the oversight of the Company’s valuation procedures and the valuation of the Company’s securities in accordance with such procedures. The Valuation Committee operates under a written charter adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com).

•

Nominating, Corporate Governance and Compensation Committee.    The Nominating, Corporate Governanve and Compensation Committee (the “Nominating Committee”) is responsible for appointing and nominating Independent Directors to the Board. Each Nominating Committee member is “independent” under the applicable NYSE listing standards. The Nominating Committee operates under a written charter adopted and approved by the Board (the “Nominating Committee Charter”), a copy of which is available on the Companies’ website (www.kaynefunds.com). The Nominating Committee has not established specific, minimum qualifications that must be met by an individual for the Committee to recommend that individual for nomination as a director. The Nominating Committee expects to seek referrals for candidates to consider for nomination from a variety of sources, including current directors, the Company’s management, investment adviser and counsel, will consider nominees properly recommended by stockholders, and may also engage a search firm to identify or evaluate or assist in identifying or evaluating candidates. As set forth in the Nominating Committee

Charter, in evaluating candidates for a position on the Board, the Committee considers a variety of factors, including, as appropriate:

•	the candidate’s knowledge in matters relating to the investment company or to the energy industry;

•	any experience possessed by the candidate as a director or senior officer of public companies;

•	the candidate’s educational background;

•	the candidate’s reputation for high ethical standards and personal and professional integrity;

•	any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications;

•

the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board;

•

the candidate’s ability to qualify as an independent director for purposes of the 1940 Act, the candidate’s independence from the Company’s service providers and the existence of any other relationships that might give rise to a conflict of interest or the appearance of a conflict of interest; and

•

such other factors as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other transitions (e.g., whether or not a candidate is an “audit committee financial expert” under the federal securities laws).

The Nominating Committee also considers diversity, including gender, race and national origin, education, professional experience, skills and viewpoints in identifying nominees for director. The Nominating Committee does not have a formal policy with respect to diversity; however, the Board and the Nominating Committee believe that it is important that the Board members represent diverse skills, backgrounds, experiences and perspectives.

Prior to making a final recommendation to the Board, the Nominating Committee of each Company may conduct personal interviews with the candidates it believes to be the most qualified.

If there is no vacancy on the Board, the Board will not actively seek recommendations from other parties, including stockholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating Committee may seek nominations from those sources it deems appropriate in its discretion, including the Company’s stockholders.

The Nominating Committee considers nominees properly recommended by stockholders. To submit a recommendation for nomination as a candidate for a position on the Board of either Company, stockholders of such Company shall mail the recommendation to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002. Such recommendation shall include the following information: (a) evidence of stock ownership of the person or entity recommending the candidate; (b) a full description of the proposed candidate’s background, including his or her education, experience, current employment, and date of birth; (c) names and addresses of at least three professional references for the candidate; (d) information as to whether the candidate is an “interested person” in relation to the Company, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate’s independence; and (e) any other information that may be helpful to the Nominating Committee in evaluating the candidate.

Any such recommendation must contain sufficient background information concerning the candidate to enable the Company’s Nominating Committee to make a proper judgment as to the candidate’s qualifications. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating Committee and will be evaluated in the same manner as other candidates for nomination. Recommendations received at any other time will be kept on file until such time as the Nominating Committee is accepting recommendations, at which point they may be considered for nomination.

Board of Director and Committee Meetings Held

The following table shows the number of meetings held for each Company for the fiscal year ended November 30, 2014:

	KMF	KED
Board of Directors	4	4
Audit Committee	3	3
Valuation Committee	4	4
Nominating Committee	3	4

During the fiscal year ended November 30, 2014, all directors attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. The Fund does not currently have a policy with respect to Board member attendance at annual meetings.

Please refer to “Corporate Governance” on page 33 for a review of the Board’s leadership structure, role in risk oversight and other matters.

INFORMATION ABOUT EACH DIRECTOR’S QUALIFICATIONS,

EXPERIENCE, ATTRIBUTES OR SKILLS

The Board of each Company believes that each of its directors has the qualifications, experience, attributes and skills (“Director Attributes”) appropriate to their continued service as directors of the Company in light of the Company’s business and structure. Each of the directors has a demonstrated record of business and/or professional accomplishment that indicates that they have the ability to critically review, evaluate and access information provided to them. Certain of these business and professional experiences are set forth in detail in the tables above under “Information Regarding Nominee and Directors.” Each of the directors has served on the Boards of both Companies for a number of years. In addition, many of the directors have served as members of the board of other public companies, non-profit entities or other organizations. They therefore have substantial boardroom experience and, in their service to both Companies, have gained substantial insight as to the operation of the Companies and have demonstrated a commitment to discharging oversight duties as directors in the interests of stockholders.

In addition to the information provided in the tables above, certain additional information regarding the directors and their Director Attributes is provided below. The information provided below, and in the tables above, is not all-inclusive. Many Director Attributes involve intangible elements, such as intelligence, integrity and work ethic, along with the ability to work with other members of the Board, to communicate effectively, to exercise judgment and to ask incisive questions, and commitment to stockholder interests. The Board of each Company annually conducts a self-assessment wherein the effectiveness of the Board and individual directors is reviewed. In conducting its annual self-assessment, each Board has determined that the directors have the appropriate attributes and experience to continue to serve effectively as directors of the Company.

Kevin S. McCarthy.    Mr. McCarthy is Chairman, President and Chief Executive Officer of both Companies. In this position, Mr. McCarthy has extensive knowledge of each Company, its operations, personnel and financial resources. Prior to joining Kayne Anderson in 2004, Mr. McCarthy was most recently global head of energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities, including direct responsibilities for securities underwriting and mergers and acquisitions in the MLP industry. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. In addition to his directorships at KYN, KYE, KMF and KED, he is also on the board of directors of Range Resources Corporation and Emerge Energy Services LP. Mr. McCarthy earned a B.A. in Economics and Geology from Amherst College in 1981 and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania in 1984. Mr. McCarthy’s position of influence and responsibility at each Company and at KAFA, combined with his experience advising energy companies as an investment banker, make him a valued member of the Board of each Company.

William R. Cordes.    Mr. Cordes has worked in the natural gas industry for more than 35 years, including positions as Chief Executive Officer of Northern Border Partners, L.P. (now ONEOK Partners, L.P.) and President of Northern Natural Gas Company and Transwestern Pipeline Company. Mr. Cordes began his career with Northern Natural Gas Company in 1970, and held a number of accounting, regulatory affairs and executive positions in the natural gas retail and interstate pipeline divisions of the company. In addition to his KMF and KED directorships, Mr. Cordes currently serves on the Board of Directors of Boardwalk Pipeline Partners, LP, where he serves as a member of the Audit and Conflicts Committee. He has served on the board of Northern Border Partners, L.P., the Interstate Natural Gas Association of America and as past Chairman of the Midwest Energy Association. Mr. Cordes graduated from the University of Nebraska with a degree in Business Administration. Mr. Cordes’ extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, allows him to provide the Board of each Company with insight into the energy industry in general and natural gas pipelines in particular.

Barry R. Pearl.    Mr. Pearl is Executive Vice President of Kealine, LLC, a private developer and operator of petroleum infrastructure facilities (and its affiliate WesPac Midstream LLC, an energy infrastructure developer), serving since February 2007. In addition to his KMF and KED directorships, Mr. Pearl is also a member of the Board of Directors of Targa Resources Partners LP, where he serves as Chairman of the Audit Committee, and of Magellan Midstream Partners, L.P., where he serves as Presiding Director and a member of the Audit Committee. Prior directorships included Peregrine Midstream Partners LLC (natural gas storage) and Seaspan Corporation (containership chartering). Mr. Pearl was elected President of Texas Eastern Products Pipeline Company, LLC in February 2001 and Chief Executive Officer and director of TEPPCO Partners, L.P. (“TEPPCO”) in May 2002, where he served until December 31, 2005. Mr. Pearl was previously Chief Operating Officer of TEPPCO from February 2001 until May 2002. Prior to joining TEPPCO, Mr. Pearl was Vice President — Finance and Administration, Treasurer, Secretary and Chief Financial Officer of Maverick Tube Corporation from June 1998. Mr. Pearl was Senior Vice President and Chief Financial Officer of Santa Fe Pacific Pipeline Partners, L.P. from 1995 until 1998, and Senior Vice President, Business Development from 1992 to 1995. Mr. Pearl is past Chairman of the Executive Committee of the Association of Oil Pipelines. Mr. Pearl graduated from Indiana University in 1970 with a Bachelor of Arts degree in Mathematics. He received a Master of Arts degree in Operations Research from Yale University in 1972 and a Master in Business Administration degree from Denver University in 1975. In addition to his extensive executive experience in the MLP sector and the energy industry, as well as his board experience as a director of several energy-related companies, Mr. Pearl brings to the Board of each Company many years of experience as the chairman of the audit committees of several public companies.

Albert L. Richey.    Mr. Richey is Senior Vice President Finance and Treasurer of Anadarko Petroleum Corporation, serving since January 2013. From January 2009 to December 2012, he served as Vice President, Special Projects. From December 2005 through December 2008 he served as Vice President, Corporate Development. Mr. Richey joined Anadarko in 1987 as Manager of Treasury Operations. He was named Treasurer later that year and was named Vice President in 1995. Mr. Richey’s background in the oil and gas industry includes The Offshore Company (a predecessor company to Transocean Ltd.), United Energy Resources and Sandefer Oil & Gas. Mr. Richey received a Bachelor of Science degree in Commerce in 1971 from the University of Virginia. In 1974, he earned a Master of Business Administration degree from the Darden Graduate School of Business at the University of Virginia. In addition to his KMF and KED directorships, he serves as a member of the Board of Directors the Boys & Girls Clubs of Houston and Boy Scouts of America. In addition to his background in the energy industry, Mr. Richey’s professional experience related to financial matters and his role as an executive in one of the largest independent domestic exploration and production companies equip him to offer further insights to the Board of each Company.

William L. Thacker.    In addition to his KMF and KED directorships, Mr. Thacker is on the board of QEP Resources, Inc., an oil and gas exploration and production company. Prior directorships included GenOn Energy, Inc. (electricity generation and sales) and Chairman of the Board of Directors of Copano Energy, L.L.C. (midstream MLP). From April 2004 until November 2006, he was also a member of the Board of Directors of Pacific Energy Management, LLC, the general partner of Pacific Energy GP, LP, which was in turn the general partner of Pacific Energy Partners, L.P. He served as Chairman of the Nominating and Governance Committee of Pacific Energy Management, LLC. Mr. Thacker joined Texas Eastern Products Pipeline Company, LLC (the general partner of TEPPCO) in September 1992 as President, Chief Operating Officer and Director. He was elected Chief Executive Officer in January 1994. In March 1997, he was named to the additional position of Chairman of the Board, which he held until his retirement in May 2002. Prior to joining Texas Eastern Products Pipeline Company, LLC, Mr. Thacker was President of Unocal Pipeline Company from 1986 until 1992. Mr. Thacker is past Chairman of the Executive Committee of the Association of Oil Pipelines and has served as a member of the Board of Directors of the American Petroleum Institute. Mr. Thacker holds a Bachelor of Mechanical Engineering degree from the Georgia Institute of Technology and a Master of Business Administration degree from Lamar University. Mr. Thacker has extensive experience in the MLP sector and the energy industry. In addition, Mr. Thacker brings to the Board of each Company many years of experience as a board member of several publicly-traded energy companies.

James C. Baker.    Mr. Baker is Executive Vice President of both Companies, Director of KED and a Senior Managing Director of Kayne Anderson since February 2008, and Managing Director of Kayne Anderson from December 2004 and 2006, respectively, to February 2008. He was Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010. Prior to joining Kayne Anderson in 2004, Mr. Baker was a director in the energy investment banking group at UBS Securities LLC. At UBS, he focused on securities underwriting and mergers and acquisitions in the MLP industry. Prior to joining UBS in 2000, Mr. Baker was an associate in the energy investment banking group at PaineWebber Incorporated. Mr. Baker previously served on the boards of K-Sea Transportation Partners LP (shipping MLP), Petris Technology, Inc. (data management for energy companies), and ProPetro Services, Inc. (oilfield services company). Mr. Baker holds a Bachelor of Business Adminstration in Finance from the University of Texas and a Master of Business Administration from Southern Methodist University. Mr. Baker’s position of responsibility at each Company and at Kayne Anderson make him a valued member of the KED Board.

Terry A. Hart.    Mr. Hart is Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since June 2006, and of KMF since August 2010. He is a Managing Director for Kayne Anderson since December 2005. From 2000 to 2005, Mr. Hart served in roles of increasing responsibility at Dynegy, Inc. as Director of Structured Finance, Assistant Treasurer and Senior Vice President and Controller. He began his finance and accounting career in 1992 with Illinova Corporation, which was acquired by Dynegy, Inc. in 2000. Mr. Hart earned a Bachelor of Science in Accounting from Southern Illinois University in 1991 and a Master of Business Administration from the University of Illinois in 1999. He serves on the board of The Source for Women, a not-for-profit organization. Mr. Hart’s position of responsibility at each Company and at Kayne Anderson make him a valued member of the KED Board.

Required Vote

For KMF:

•

The election of Mr. Thacker as a Class II Director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Preferred Stock outstanding as of the Record Date. For purposes of this proposal, each share of Preferred Stock is entitled to one vote.

•

The election of Mr. Pearl as a Class II Director under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock, is entitled to one vote.

•

Abstentions, if any, will have the same effect as votes against the elections of Messrs. Pearl and Thacker, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

For KED:

•

The election of Messrs. McCarthy and Thacker as Class III Directors under this proposal requires the affirmative vote of the holders of a majority of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock, is entitled to one vote.

•

Abstentions, if any, will have the same effect as votes against the elections of Messrs. McCarthy and Thacker, although they will be considered present for purposes of determining the presence of a quorum at the Annual Meeting.

For both Companies:

•

In uncontested elections of directors, brokers are permitted by applicable regulations to vote shares as to which instructions have not been received from the beneficial owners or the persons entitled to vote. For this reason, it is anticipated that there will be few, if any, broker “non-votes” in connection with this proposal. However, broker non-votes, if any, will have the same effect as a vote against the nominee, although they would be considered present for purposes of determining a quorum.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEES TO THE BOARD.

PROPOSAL THREE

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee and the Board of Directors of each Company, including all of the Company’s Independent Directors, have selected PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Company for the year ending November 30, 2015 and are submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification.

PricewaterhouseCoopers LLP has audited the financial statements of each Company since inception and has informed each Company that it has no direct or indirect material financial interest in the Company or in Kayne Anderson.

A representative of PricewaterhouseCoopers LLP will not be present at the Annual Meeting but will be available by telephone and have the opportunity to make a statement, if such representative so desires, and to respond to stockholders’ questions.

The Audit Committee of each Company normally meets two times each year with representatives of PricewaterhouseCoopers LLP to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

INDEPENDENT ACCOUNTING FEES AND POLICIES

Audit and Related Fees

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2014 and 2013, respectively, by PricewaterhouseCoopers LLP.

	KMF		KED
	2014	2013	2014	2013
Audit Fees(1)	$186,640	$179,200	$200,620	$217,200
Audit-Related Fees(2)	—	12,000	—	—
Tax Fees(3)	162,500	157,800	187,000	181,400
All Other Fees	—	—	—	—

(1)	For professional services rendered with respect to the audit of each Company’s annual financial statements and the quarterly review of each Company’s financial statements.

(2)	For professional services rendered with respect to assurance and related services reasonably related to the performance of the audits of each Company’s annual financial statements not included in “Audit Fees” above.

(3)	For professional services for tax compliance, tax advice and tax planning.

The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered, for the fiscal years ended November 30, 2014 and 2013, were (i) $162,500 and $157,800, respectively, to KMF; and (ii) $187,000 and $181,400, respectively, to KED, and all of such non-audit fees related to tax services provided by PricewaterhouseCoopers LLP. The aggregate non-audit fees billed by PricewaterhouseCoopers LLP totaled $894,000 and $0 for services rendered to KAFA and any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Companies for the fiscal years ended November 30, 2014 and 2013, respectively. Each Company’s Audit Committee has considered the provision of non-audit services that were rendered to KAFA and any entity controlling, controlled by, or under common control with KAFA that provides ongoing services to the Company that were not pre-approved by the Audit Committee and has determined that the provision of such non-audit services is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

Audit Committee Pre-Approval Policies and Procedures

Before the auditor for each Company is engaged by the Company to render audit, audit-related or permissible non-audit services to the Company, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Before any non-audit services may be provided by the auditor to Kayne Anderson or any entity in the investment company complex (i.e., the Company, Kayne Anderson and any entity controlled by, controlling or under common control with Kayne Anderson if such entity is an investment adviser or is engaged in the business of providing administrative, custodian, underwriting or transfer agent services to the Company or Kayne Anderson), if the nature of the services to be provided relate directly to the Company’s operations or financial reporting, such non-audit services must be preapproved by the Audit Committee. Any pre-approval policies and procedures established by the Audit Committee must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to Kayne Anderson. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision shall be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable SEC rules and regulations.

For engagements with PricewaterhouseCoopers LLP, the Audit Committee of each Company approved in advance all audit services and non-audit services, if any, that PricewaterhouseCoopers LLP provided to the Company and to Kayne Anderson (with respect to the Company’s operations and financial reporting). None of the services rendered by PricewaterhouseCoopers LLP to the Company or Kayne Anderson were pre-approved by the Audit Committee pursuant to the pre-approval exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. The Audit Committee has considered and concluded that the provision of non-audit services rendered by PricewaterhouseCoopers LLP to Kayne Anderson and any entity controlling, controlled by, or under common control with Kayne Anderson that were not required to be preapproved by the Audit Committee is compatible with maintaining PricewaterhouseCoopers LLP’s independence.

JOINT AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the “Board”) of each of Kayne Anderson Midstream/Energy Fund, Inc. and Kayne Anderson Energy Development Company (each, a “Company”) is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Company, (2) the quality and integrity of the Company’s financial statements, (3) the Company’s compliance with regulatory requirements, and (4) the independence and performance of the Company’s independent auditors and any internal auditors. Among other responsibilities, the Audit Committee of each Company reviews, in its oversight capacity, the Company’s annual financial statements with both management and the independent auditors, and the Audit Committee of each Company meets periodically with the independent auditors and any internal auditors to consider their evaluation of the Company’s financial and internal controls. The Audit Committee of each Company also selects, retains and evaluates and may replace the Company’s independent auditors and determines their compensation, subject to ratification of the Board, if required. The Audit Committee of each Company is currently composed of four directors. The Audit Committee of each Company operates under a written charter (the “Audit Committee Charter”) adopted and approved by the Board, a copy of which is available on the Companies’ website (www.kaynefunds.com). Each Audit Committee member is “independent” as defined by New York Stock Exchange listing standards.

The Audit Committee of each Company, in discharging its duties, has met with and held discussions with management and the Company’s independent auditors and any internal auditors. The Audit Committee of each Company has reviewed and discussed the Company’s audited financial statements with management. Management has represented to the independent auditors that the Company’s financial statements were prepared in accordance with accounting principles generally accepted in the U.S. The Audit Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard No. 16, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit Committee of each Company has received the written disclosures and the letter from the Company’s independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee of each Company concerning independence, and has discussed with the independent auditors the independent auditors’ independence. As provided in the Audit Committee Charter of each Company, it is not the Audit Committee’s responsibility to determine, and the considerations and discussions referenced above do not ensure, that the Company’s financial statements are complete and accurate and presented in accordance with accounting principles generally accepted in the U.S.

Based on each Company’s Audit Committee’s review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to each Company’s Audit Committee, the Audit Committee of each Company has recommended that its Board include the audited financial statements in the Company’s Annual Report on Form N-CSR for the fiscal year ended November 30, 2014 filed with the Securities and Exchange Commission.

Submitted by the Audit Committee of each Company:

William R. Cordes

Barry R. Pearl (KMF only)

Albert L. Richey

William L. Thacker

Required Vote

With respect to each Company, the approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of the Company’s Common Stock and Preferred Stock outstanding as of the Record Date, voting together as a single class. For purposes of this proposal, each share of Common Stock, and each share of Preferred Stock is entitled to one vote.

For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

BOARD RECOMMENDATION

THE BOARD OF DIRECTORS OF EACH COMPANY, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

INFORMATION ABOUT EXECUTIVE OFFICERS

The following table sets forth each executive officer’s name and year of birth; position(s) with each Company, term of office, and length of time served; principal occupations during the past five years; and directorships. The address for the Companies’ offices is 811 Main Street, 14th Floor, Houston, TX 77002. All executive officers currently serve in identical offices with KYN, KYE, KMF and KED.

Officers

Name (Year Born)	Position(s) Held with the Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
Kevin S. McCarthy (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2015 (for KED) and 2017 (for KMF) Annual Meetings of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN, KYE, KED and KMF since inception (KYN inception in 2004; KYE inception in 2005; KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.	4

Current:

•   KYN

•   KYE

•   Emerge Energy
Services LP
(frac sand MLP)

•   Range Resources Corporation (oil and gas exploration and production company)

Prior:

•   Clearwater Natural
Resources, LP (coal mining)

•   Direct Fuels Partners, L.P. (transmix refining and fuels distribution)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (marine transportation MLP)

•   ProPetro Services, Inc. (oilfield services)

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served since inception.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP from 2000 to 2004. Portfolio Manager of KACALP since 2000, Co-Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004, of KYE since 2005 and of KED since 2006. Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	None

Name (Year Born)	Position(s) Held with the Registrant, Term of Office/ Time of Service	Principal Occupations During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer	Other Directorships Held by Officer During Past Five Years
James C. Baker (born 1972)	Director (KED) and Executive Vice President. Elected annually as an officer. Served as Executive Vice President since June 2008. 3-year term as director (until the 2016 Annual Meeting of stockholders, served since 2013).	Senior Managing Director of KACALP and KAFA since February 2008 and Managing Director of KACALP and KAFA from December 2004 and 2006, respectively, to February 2008. Vice President of KYN and KYE from 2005 to 2008 and of KED from 2006 to 2008, and Executive Vice President of KYN, KYE and KED since June 2008 and of KMF since August 2010.	4	Prior: • K-Sea Transportation Partners LP (marine transportation MLP) • Petris Technology, Inc. (data management for energy companies) • ProPetro Services, Inc. (oilfield services)
Terry A. Hart (born 1969)	Director (KED), Chief Financial Officer and Treasurer. Elected annually as an officer and served since inception. 3-year term as director (until the 2017 Annual Meeting of stockholders, served since 2015).	Chief Financial Officer and Treasurer of KYN and KYE since December 2005, of KED since June 2006, and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	4	Current: • The Source for Women (not-for-profit organization)
Ron M. Logan, Jr. (born 1960)	Senior Vice President. Elected annually. Served since September 2012.	Senior Managing Director of KACALP and KAFA since February 2014. Managing Director KACALP and KAFA from September 2006 to February 2014. Senior Vice President of KED since September 2006. Senior Vice President of KMF since June 2012. Senior Vice President of KYN and KYE since September 2012. Independent consultant to several leading energy firms. Senior Vice President of Ferrellgas Inc. from 2003 to 2005. Vice President of Dynegy Midstream Services from 1997 to 2002.	4	Prior: • VantaCore Partners LP (aggregates MLP)
Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since June 2011.	Managing Director of KACALP and KAFA since February 2014. Senior Vice President of KACALP and KAFA from 2011 to February 2014. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA during 2005 and 2006. Vice President of KYN, KYE, KED and KMF since 2011.	4	None
Michael J. O’Neil (born 1983)	Chief Compliance Officer. Elected annually. Served since December 2013.	Chief Compliance Officer of KACALP and KAFA since March 2012 and of KYN, KYE, KED, KMF since December 2013 and of KA Associates, Inc. (broker-dealer) since January 2013. Compliance officer at BlackRock Inc. from January 2008 to February 2012.	4	None
David J. Shladovsky (born 1960)	Secretary. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer (through December 2013) of KYN since 2004, of KYE since 2005, of KED since 2006 and of KMF since 2010.	4	None

COMPENSATION DISCUSSION AND ANALYSIS

Pursuant to an investment management agreement between each Company and KAFA (the Companies’ external manager), KAFA is responsible for supervising the investments and reinvestments of each Company’s assets. KAFA, at its own expense, maintains staff and employs personnel as it determines is necessary to perform its obligations under the investment management agreement. Each Company pays various management fees to KAFA for the advisory and other services performed by KAFA under the investment management agreement.

The executive officers who manage each Company’s regular business are employees of KAFA or its affiliates. Accordingly, neither Company pays salaries, bonuses or other compensation to its executive officers. Neither Company has employment agreements with its executive officers. Neither Company provides pension or retirement benefits, perquisites, or other personal benefits to its executive officers. Neither Company maintains compensation plans under which its equity securities are authorized for issuance. Neither Company has arrangements to make payments to its executive officers upon their termination or in the event of a change in control of the Company.

The investment management agreement for each Company does not require KAFA to dedicate specific personnel to fulfilling its obligation to the Company under the investment management agreement, or require KAFA personnel to dedicate a specific amount of time to the management of the Company. In their capacities as executive officers or employees of KAFA or its affiliates, they devote such portion of their time to the Company’s affairs as required for the performance of KAFA’s duties under the investment management agreement.

The executive officers for both Companies are compensated by KAFA. The Companies understand that KAFA takes into account the performance of each Company as a factor in determining the compensation of certain of its senior managers, and such compensation may be increased depending on the Company’s performance. In addition to compensation for services performed for each Company, certain of the executive officers receive compensation for services performed for KAFA’s various investment funds. However, KAFA cannot segregate and identify that portion of the compensation awarded to, earned by or paid to each Company’s executive officers that relates exclusively to their services to each Company.

SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following tables set forth the number of shares of each Company’s Common Stock and Preferred Stock (as of March 31, 2015) beneficially owned by each Company’s current directors and executive officers as a group, and certain other beneficial owners, according to information furnished to each Company by such persons. Based on statements publicly filed with the SEC and other information obtained from such persons, as of March 31, 2015, one person beneficially owned more than 5% of KMF’s outstanding Common Stock and two persons beneficially owned more than 5% of KED’s outstanding Common Stock. As of March 31, 2015, KMF is aware of four persons who beneficially own more than 5% of its outstanding Preferred Stock. As of April 10, 2015, KED is aware of one person who beneficially owns more than 5% of its outstanding Preferred Stock. Beneficial ownership is determined in accordance with Rule 13d-3 under the 1934 Act and, unless indicated otherwise, includes voting or investment power with respect to the securities.

	KMF		KED
Name of Beneficial Owner of Common Stock	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)
Independent Directors
William R. Cordes	1,000	*	2,000	*
Barry R. Pearl	4,000	*	6,377	*
Albert L. Richey	5,000	*	12,561	*
William L. Thacker	2,000	*	2,598	*
Interested Directors(3)
Kevin S. McCarthy	20,495	*	37,011	*
James C. Baker	na	na	46,162	*
Terry A. Hart	na	na	4,014	*
Executive Officers(3)
James C. Baker	26,783	*	na	na
J.C. Frey	24,661	*	15,349	*
Terry A. Hart	3,075	*	na	na
Ron M. Logan	4,659	*	700	*
Jody C. Meraz	2,028	*	2,037	*
Michael J. O’Neil	—	*	—	*
David J. Shladvosky	—	*	1,935	*
All Directors and Executive Officers as a Group (12 persons)	93,701	*	130,744	1.2%
First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	1,134,103	5.2%	1,349,721	12.8%
Burgundy Asset Management Ltd. Bay Wellington Tower, Brookfield Place 181 Bay Street, Suite 4510 Toronto, Ontario M5J 2T3 Canada	—	—	875,765	8.3%
Advisors Asset Management, Inc. 18925 Base Camp Road 203 Monument, CO 80132-3415	1,124,173	5.2%	—	—

*	Less than 1% of class

(1)	Based on 21,663,136 shares of common stock outstanding as of March 31, 2015.

(2)	Based on 10,528,839 shares of common stock outstanding as of March 31, 2015.

(3)	Does not include 4,000 and 60 shares of KMF’s and KED’s common stock, respectively, held by KAFA, a subsidiary of KACALP, a limited partnership in which certain executive officers have ownership interests, because they may not exercise voting or investment power with respect to such shares. The Companies believe by virtue of these arrangements that those officers should not be deemed to have indirect beneficial ownership of such shares.

Preferred Stock

	KMF		KED
Name of Beneficial Owner of Preferred Stock	Number of Shares	Percent of Class(1)	Number of Shares	Percent of Class(2)
All Directors and Executive Officers as a Group (12 persons)	—	—	—	—

AIG Asset Management 2929 Allen Parkway, Suite A36-04 Houston, TX 77019-2155	1,600,000	38.1%	—	—

Voya Investment Management LLC 5780 Powers Ferry Road NW, Suite 300 Atlanta, GA 30327-4347	1,040,000	24.8%	—	—

Prudential Capital Group 2200 Ross Avenue, Suite 4300 Dallas, TX 75201	—	—	1,000,000	100.0%

Babson Capital Management, LLC and Affiliates 1500 Main Street, Suite 2200 P.O. Box 15189 Springfield, MA 01115-5189	960,000	22.9%	—	—

Sun Capital Advisers LLC and Affiliates One Sun Life Executive Park Wellesley Hills, MA 02481-5699	560,000	13.3%	—	—

(1)	Based on 4,200,000 shares outstanding as of March 31, 2015.

(2)	Based on 1,000,000 shares outstanding as of April 10, 2015, the date that KED completed a private offering of Series A Mandatory Redeemable Preferred Shares.

The following table sets forth the dollar range of each Company’s equity securities and the aggregate dollar range of equity securities in all of the closed-end funds overseen by each director in the same Fund Complex beneficially owned by the directors of each Company as of March 31, 2015 (beneficial ownership being determined in accordance with Rule 16a-1(a)(2) of the 1934 Act):

	Dollar Range(1) of Equity Securities		Aggregate Dollar Range(1) of Equity Securities in All Closed-End Funds Overseen by Director in Fund Complex(2)
Director	KMF	KED
Independent Directors
William R. Cordes	$10,001-$50,000	$50,001-$100,000	$50,001-$100,000
Barry R. Pearl	Over $100,000	Over $100,000	Over $100,000
Albert L. Richey	Over $100,000	Over $100,000	Over $100,000
William L. Thacker	$50,001-$100,000	$50,001-$100,000	Over $100,000
Interested Directors
Kevin S. McCarthy	Over $100,000	Over $100,000	Over $100,000
James C. Baker(3)	na	Over $100,000	Over $100,000
Terry A. Hart(3)	na	Over $100,000	Over $100,000

(1)	Dollar ranges are as follows: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; over $100,000.

(2)	The Fund Complex consists of KED and KMF for the Independent Directors. Mr. McCarthy is the only director who also serves on the Boards of Directors of KYN and KYE, both registered investment companies advised by KAFA.

(3)	Mr. Baker and Mr. Hart are Interested Directors of KED only, not KMF.

For each Company as of March 31, 2015, the Independent Directors of both Companies and their respective immediate family members did not own beneficially or of record any class of securities of Kayne Anderson or any person directly or indirectly controlling, controlled by, or under common control with Kayne Anderson. As of March 31, 2015, the Independent Directors of both Companies did not own beneficially or of record any class of securities of the underwriters of the offerings of either Company’s Common Stock or Preferred Stock or any class of securities of any person directly or indirectly controlling, controlled by, or under common control with such underwriters.

As of March 31, 2015, certain officers and certain employees of Kayne Anderson, including all the executive officers of each Company, own, in the aggregate, approximately $5.5 million of KMF’s Common Stock and approximately $5.4 million of KED’s Common Stock.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

For each Company, Section 30(h) of the 1940 Act and Section 16(a) of the 1934 Act require the Company’s directors and executive officers, investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Company’s equity securities to file Section 16(a) forms with the SEC and NYSE reporting their affiliation with the Company, their ownership and changes in their ownership of the Company’s shares. Those persons and entities are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of those Section 16(a) forms furnished to it, each Company believes that its directors and executive officers, KAFA, affiliated persons of KAFA, and any persons holding more than 10% of the Company’s Preferred Stock have complied with all applicable Section 16(a) filing requirements during the last fiscal year. To the knowledge of each Company’s management, no person owned beneficially more than 10% of the KMF’s Common Stock and one person owned beneficially more than 10% of KED’s Common Stock during the fiscal year ended November 30, 2014.

CORPORATE GOVERNANCE

Board Leadership Structure

Each Company’s business and affairs are managed under the direction of its Board, including the duties performed for the Company pursuant to its investment management agreement. Among other things, the Board of each Company sets broad policies for the Company, approves the appointment of the Company’s investment adviser, administrator and officers, and approves the engagement, and reviews the performance of the Company’s independent registered public accounting firm. The role of the Board of each Company and of any individual director is one of oversight and not of management of the day-to-day affairs of the Company.

The Board of KMF currently consists of five directors, four of whom are Independent Directors. The Board of KED currently consists of seven directors, four of whom are Independent Directors. As part of each regular Board meeting for each Company, the Independent Directors meet separately from Kayne Anderson and, as part of at least one Board meeting each year, with the Company’s Chief Compliance Officer. The Board of each Company reviews its leadership structure periodically as part of its annual self-assessment process and believes that its structure is appropriate to enable the Board to exercise its oversight of the Company.

Under each Company’s Amended and Restated Bylaws, the Board of each Company may designate a Chairman to preside over meetings of the Board and meetings of stockholders, and to perform such other duties as may be assigned to him or her by the Board. Neither Company has an established policy as to whether the Chairman of the Board shall be an Independent Director and believes that having the flexibility to designate its Chairman and reorganize its leadership structure from time to time is in the best interests of the Company and its stockholders.

Presently, Mr. McCarthy serves as Chairman of the Board of each Company. Mr. McCarthy is an “interested person” of each Company, as defined in the 1940 Act, by virtue of his employment relationship with Kayne Anderson. Each Company believes that Mr. McCarthy’s history with the Company, familiarity with the Kayne Anderson investment platform and extensive experience in the field of energy-related investments qualifies him to serve as the Chairman of the Board. Each Board has determined that the composition of the Audit and Nominating Committees being Independent Directors only is an appropriate means to address any potential conflicts of interest that may arise from the Chairman’s status as an interested person of the Company. Each Board believes that its Board leadership structure — having the Chief Executive Officer serve as Chairman of the Board and Audit and Nominating Committees comprised solely of Independent Directors — is the optimal structure for the Company at this time. Because the Chief Executive Officer has the most extensive knowledge of the various aspects of each Company’s business and is directly involved in managing both the day-to-day operations and long-term strategy of each Company, each Board has determined that Mr. McCarthy is the most qualified individual to lead the Board and serve in the key position as Chairman. Each Board has also concluded that this structure allows for efficient and effective communication with the Board.

Currently, neither Company’s Board has a designated lead Independent Director. Instead, all of the Independent Directors play an active role serving on the Board. The Independent Directors constitute a majority of each Company’s Board and are closely involved in all material deliberations related to the Company. The Board of each Company believes that, with these practices, each Independent Director has an equal stake in the Board’s actions and oversight role and equal accountability to the Company and its stockholders.

Board Role in Risk Oversight

Each Company’s Board oversees the services provided by Kayne Anderson, including certain risk management functions. Risk management is a broad concept comprised of many disparate elements (such as, for example, investment risk, issuer and counterparty risk, compliance risk, operational risk and business continuity risk). Consequently, Board oversight of different types of risks is handled in different ways, and the Board of each Company implements its risk oversight function both as a whole and through Board committees. In the course of providing oversight, each Board and its committees receive reports on the Company’s activities, including those related to the Company’s investment portfolio and its financial accounting and reporting. Each Board also meets at least quarterly with the Company’s Chief Compliance Officer, who reports on the compliance of the Company with the federal securities laws and the Company’s internal compliance policies and procedures. The meetings of the Audit Committee of each Company with the Company’s independent registered public accounting firm also contribute to Board oversight of certain internal control risks. In addition, each Board meets periodically with representatives of the Company and Kayne Anderson to receive reports regarding the management of the Company, including those related to certain investment and operational risks, and the Independent Directors of each Company are encouraged to communicate directly with senior management.

Each Company believes that Board roles in risk oversight must be evaluated on a case-by-case basis and that the Board’s existing role in risk oversight is appropriate. Management believes that each Company has robust internal processes in place and a strong internal control environment to identify and manage risks. However, not all risks that may affect a Company can be identified or processes and controls developed to eliminate or mitigate their occurrence or effects, and some risks are beyond any control of the Company or Kayne Anderson, its affiliates or other service providers.

Diversity in Nominees for Director

The Nominating Committee of each Company evaluates candidates’ qualifications for Board membership. The Nominating Committee of each Company takes into account the diversity of a particular candidate and the overall diversity of the Board when considering and evaluating candidates for Director. While the Nominating Committee of each Company has not adopted a particular definition of diversity or a particular policy with regard to the consideration of diversity in identifying candidates, when considering a candidate’s and the Board’s diversity, the Nominating Committee generally considers the manner in which each candidate’s leadership, independence, interpersonal skills, financial acumen, integrity and professional ethics, educational and professional background, prior director or executive experience, industry knowledge, business judgment and specific experiences or expertise would compliment or benefit the Board and, as a whole, contribute to the ability of the Board to oversee the Company. The Nominating Committee of each Company may also consider other factors or attributes as it may determine appropriate in its judgment. The Nominating Committee of each Company believes that the significance of each candidate’s background, experience, qualifications, attributes or skills must be considered in the context of the Board as a whole. As a result, the Nominating Committee of each Company has not established any litmus test or quota relating to diversity that must be satisfied before an individual may serve as a director. Each Board believes that Board effectiveness is best evaluated at a group level, through its annual self-assessment process. Through this process, each Board considers whether the Board as a whole has an appropriate level of sophistication, skill and business acumen and the appropriate range of experience and background.

Communications Between Stockholders and the Board of Directors

Stockholders of either Company may send communications to the Company’s Board. Communications should be addressed to the Secretary of each Company at 811 Main Street, 14th Floor, Houston, TX 77002. The Secretary of each Company will forward any communications received directly to that Company’s Board.

Code of Ethics and Policies Regarding Transactions with Related Parties

Each Company has adopted a code of ethics, as required by federal securities laws, which applies to, among others, its directors and officers. Text-only versions of the code of ethics of each Company are available on the EDGAR Database on the SEC’s internet web site at www.sec.gov. In addition, copies of the code of ethics of each Company may be obtained from the Company free of charge at (877) 657-3863.

The Companies have each adopted policies with respect to affiliated and related party transactions to the extent required by the 1940 Act and related regulatory guidance.

OTHER MATTERS

Each Company’s Board knows of no other matters that are intended to be brought before the meeting. If other matters are properly presented at the Annual Meeting, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

MORE INFORMATION ABOUT THE MEETING

Outstanding Stock

At the Record Date, each Company had the following numbers of shares of stock issued and outstanding:

Class of Stock	Shares Outstanding
	KMF	KED
Common Stock	21,663,136	10,541,901
Preferred Stock	4,200,000	1,000,000

To the knowledge of the Companies’ management:

•	As of March 31, 2015, two persons beneficially owned more than 5% of KMF’s outstanding Common Stock and two persons beneficially owned more than 5% of KED’s outstanding Common Stock.

•	As of March 31, 2015, four persons beneficially owned more than 5% of KMF’s outstanding Preferred Stock, and one person beneficially owned more than 5% of KED’s outstanding Preferred Stock.

•	As of March 31, 2015, no directors owned 1% or more of either Company’s outstanding Common Stock.

•	As of March 31, 2015, no directors owned 1% or more of either Company’s outstanding Preferred Stock.

•	As of March 31, 2015, officers and directors of each Company owned, as a group, less than 1% of KMF’s outstanding Common Stock and 1.2% of KED’s outstanding Common Stock.

•	As of March 31, 2015, directors and officers of each Company owned, as a group, less than 1% of either Company’s outstanding Preferred Stock.

How Proxies Will Be Voted

For each Company, all proxies solicited by the Board of Directors that are properly executed and received at or prior to the Annual Meeting, and that are not revoked, will be voted at the Annual Meeting. Votes will be cast in accordance with the instructions marked on the enclosed proxy card. If no instructions are specified, the persons named as proxies will cast such votes in accordance with each Board’s recommendations. The Companies know of no other matters to be presented at the Annual Meeting.

However, if other proposals are properly presented at the Annual Meeting, the votes entitled to be cast by the persons named as proxies on the enclosed proxy card will cast such votes in their sole discretion.

How to Vote

If your shares in either Company are held in “Street Name” by a broker or bank, you will receive information regarding how to instruct your bank or broker to cast your votes. If you are a stockholder of record of either Company, you may authorize the persons named as proxies on the enclosed proxy card to cast the votes you are entitled to cast at the meeting by completing, signing, dating and returning the enclosed proxy card. For either Company, stockholders of record or their duly authorized proxies may vote in person at the Annual Meeting. However, even if you plan to attend the Annual Meeting, you should still return your proxy card, which will ensure that your vote is cast should your plans change.

Expenses and Solicitation of Proxies

For each Company, the expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement, tabulation expenses and all other costs in connection with the solicitation of proxies will be borne by the Company. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the Company’s shares. In order to obtain the necessary quorum at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by each Company’s representatives, Kayne Anderson, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by either Company, the costs associated with all proxy solicitation are expected to be approximately $5,000 for each Company. The Company will not pay any of its representatives or Kayne Anderson any additional compensation for their efforts to supplement proxy solicitation.

Dissenters’ or Appraisal Rights

Stockholders of either Company do not have dissenters’ or appraisal rights.

Revoking a Proxy

At any time before it has been voted, you may revoke your proxy for either Company by: (1) sending a letter revoking your proxy to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002; (2) properly executing and sending a later-dated proxy to the Secretary of the Company at the same address; or (3) attending the Annual Meeting, requesting return of any previously delivered proxy, and voting in person.

Broker Non-Votes

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the rules and interpretations of the NYSE, “non-routine” matters are generally matters that may substantially affect the rights or privileges of stockholders. The ratification of the selection of the independent registered public accounting firm is generally considered to be “routine,” and brokers generally have discretionary voting power with respect to such proposal.

Quorum and Adjournment

For each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum for the purposes of the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present at the Annual Meeting. For each Company, if a quorum is not present in person or by proxy at the Annual Meeting, the chairman of the Annual Meeting may adjourn the meeting to a date not more than 120 days after the original Record Date without notice other than announcement at the Annual Meeting.

INVESTMENT ADVISER

KA Fund Advisors, LLC is the investment adviser for each Company. Its principal office is located at 811 Main Street, 14th Floor, Houston, TX 77002.

ADMINISTRATOR

Ultimus Fund Solutions, LLC (the “Administrator”) provides certain administrative services for each Company, including but not limited to preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements. The Administrator is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, for each Company, a number of brokers with account holders who are the Company’s stockholders will be “householding” its proxy materials. These brokers will deliver a single copy of the proxy statement and other proxy materials to multiple stockholders sharing an address unless the brokers have received contrary instructions from the affected stockholders. If you have received notice from your broker that it will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate copy of proxy materials and annual report, please notify your broker. Stockholders of each Company sharing an address who currently receive multiple copies of proxy materials and annual report of either Company at the same addresses and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

The Amended and Restated Bylaws currently in effect for each Company provide that in order for a stockholder to nominate a candidate for election as a director at an annual meeting of stockholders or propose business for consideration at such meeting, which nomination or proposal is not to be included in the Company’s proxy statement, written notice containing the information required by the current Bylaws must be delivered to the Secretary of the Company at 811 Main Street, 14th Floor, Houston, TX 77002, not later than 5:00 p.m. Central Time on the 120th day, and not earlier than the 150th day, prior to the first anniversary of the date of mailing of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting (and in the case of the first annual meeting of stockholders), notice by the stockholder to be timely must be so delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m. Central Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Accordingly, a stockholder nomination or proposal for either Company intended to be considered at the 2016 Annual Meeting must be received by the Secretary of the Company on or after December 23, 2015 and prior to 5:00 p.m. Central Time on January 22, 2016. However, under the rules of the SEC, if a stockholder wishes to submit a proposal for possible inclusion in the 2016 proxy statement pursuant to Rule 14a-8(e) of the 1934 Act, the Company must receive it not less than 120 calendar days before the anniversary of the date the proxy statement was released to stockholders for the previous year’s annual meeting. Accordingly, a stockholder’s proposal under Rule 14a-8(e) must be received by the Company on or before January 22, 2016 in order to be included in the proxy statement and proxy card for the 2016 Annual Meeting. All nominations and proposals must be in writing.

By Order of the Board of Directors

David J. Shladovsky

Secretary

May 14, 2015

APPENDIX A

PROXY

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2015 ANNUAL MEETING OF STOCKHOLDERS — JUNE 25, 2015

The undersigned stockholder of Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on June 25, 2015, at 8:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	THE ELECTION OF TWO (2) CLASS II DIRECTORS EACH FOR A TERM OF THREE (3) YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: BARRY R. PEARL

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: WILLIAM L. THACKER

2.	PROPOSAL TWO DOES NOT APPLY TO KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. (KMF).

3.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/kmf/sec-filings.

APPENDIX B

PROXY

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR

THE 2015 ANNUAL MEETING OF STOCKHOLDERS — JUNE 25, 2015

The undersigned stockholder of Kayne Anderson Energy Development Company, a Maryland corporation (the “Company”), hereby appoints David J. Shladovsky and Jody C. Meraz, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the 2015 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held on June 25, 2015, at 8:00 a.m. Central Time at Kayne Anderson, 811 Main Street, 14th Floor, Houston, TX 77002 and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Annual Meeting.

If this Proxy is properly executed, the votes entitled to be cast by the undersigned will be cast as instructed below, or if no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” each of the proposals. Additionally, the votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof.

YOUR VOTE IS IMPORTANT. PLEASE MARK, SIGN, DATE AND RETURN THIS

PROXY PROMPTLY USING THE ENCLOSED POSTMARKED ENVELOPE.

▼ PLEASE DETACH AT PERFORATION BEFORE MAILING ▼

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL MEETING PROXY CARD

AUTHORIZED SIGNATURES — THIS SECTION MUST BE COMPLETED

Please sign exactly as your name appears. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian, officer of a corporation or other entity or in another representative capacity, please indicate your full title under signature(s).

Signature	Date

Signature(s)(if held jointly):	Date

(continued from reverse side)

PROXY

KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY

ANNUAL MEETING PROXY CARD

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE

MANNER DIRECTED BELOW OR, IF NO CHOICE IS INDICATED, WILL

BE VOTED “FOR” EACH PROPOSAL.

1.	PROPOSAL ONE DOES NOT APPLY TO KAYNE ANDERSON ENERGY DEVELOPMENT COMPANY (KED).

2.	THE ELECTION OF TWO (2) CLASS III DIRECTORS EACH FOR A TERM OF THREE (3) YEARS AND UNTIL HIS SUCCESSOR IS ELECTED AND QUALIFIED.

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: KEVIN S. MCCARTHY

☐ FOR THE NOMINEE LISTED BELOW	☐ WITHHOLD FROM THE NOMINEE LISTED BELOW
NOMINEE: WILLIAM L. THACKER

3.	THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING NOVEMBER 30, 2015.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	TO VOTE AND OTHERWISE REPRESENT THE UNDERSIGNED ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF IN THE DISCRETION OF THE PROXY HOLDER.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The proxy statement and the Company’s most recent Annual Report are available on the internet at www.kaynefunds.com/ked/sec-filings